Exhibit 10.20

THE SECURITIES REPRESENTED HEREBY (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AXTIVE CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

5,000,000 Shares of Common Stock	Warrant No. M1

WARRANT

To Purchase Common Stock of

Axtive Corporation, a Delaware corporation

1. Grant of Warrant. THIS IS TO CERTIFY THAT Merrill Lynch Business Financial Services Inc., a Delaware corporation, or its registered assigns (the “Holder”), is entitled to exercise this Warrant to purchase from Axtive Corporation, a Delaware corporation (the “Company”), up to an aggregate of 5,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), subject to adjustment determined in accordance with Section 5, all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant is being granted pursuant to the terms of that certain Debt Exchange Agreement of even date herewith (the “Agreement”), by and among the Company, the Holder and the other parties named therein, and the Company and the Holder intend to be legally bound hereby and thereby. Any capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

2. Exercise Price. The purchase price payable for each of the shares of Common Stock sold upon exercise of this Warrant shall be $0.01 (the “Exercise Price”).

3. Exercise. This Warrant may be exercised in whole or in part at any time or from time to time after the date hereof and on or before the 10th anniversary of the date hereof (the “Expiration Date”), unless otherwise extended pursuant to the terms of the Agreement. In order to exercise this Warrant, in whole or in part, the Holder hereof shall deliver to the Company at its principal offices, or at such other office as shall be designated by the Company pursuant to the Agreement:

(a) written notice of the Holder’s election to exercise this Warrant, which notice shall be substantially in the form of the attached “Subscription Form” and shall specify the number of shares of Common Stock to be purchased pursuant to such exercise;

(b) either (i) a wire transfer of immediately available funds to the Company or (ii) notice that the Exercise Price is satisfied by reduction of the number of shares to be received by the Holder upon exercise of this Warrant as provided in Section 4 below, with the amount of such reduction specified in such notice; in each case such wire transfer or reduction in the number of shares shall be in an amount equal to the aggregate purchase price for all shares of Common Stock to be purchased pursuant to such exercise; and

(c) this Warrant, properly endorsed.

Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within 10 days thereafter, execute or cause to be executed and delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered shall be registered in the name of the Holder or such other name as shall be designated in said notice.

This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date of that such notice, together with such payment and this Warrant, is delivered by the Holder as set forth above (the “Exercise Date”). Except as otherwise provided in the Agreement or this Warrant, the Holder of this Warrant shall not, by virtue of its ownership of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that the Holder shall, for all purposes, be deemed to have become the Holder of record of such shares on the Exercise Date. If the exercise is for less than all of the shares of Common Stock issuable as provided in this Warrant, the Company shall issue a new Warrant of like tenor and date for the balance of such shares issuable hereunder to the Holder. The Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all of the provisions of this Warrant.

4. “Cashless” Exercise. At the option of the Holder, the Holder may exercise this Warrant without a cash payment of the Exercise Price, by designating that the number of the shares of Common Stock issuable to the Holder upon such exercise shall be reduced by the number of shares having a Current Market Value (as defined below) as of the Exercise Date equal to the amount of the total Exercise Price for such exercise. In such instance, no cash or other consideration will be paid by the Holder in connection with such exercise other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Holder or the Company in connection with such exercise. If such exercise results in only a partial exercise of this Warrant, then the Company shall deliver to the Holder a new Warrant evidencing the remaining rights under the Warrant, as provided in Section 3 above. For purposes of this Warrant, “Current Market Value” means, on any date, the average of the daily closing market prices for each day for five trading days commencing one trading day before such date as of which such a price can be established in the manner set forth below. The closing market price for each such trading day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities

Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets. If there is no active public market, the value shall be the fair market value thereof as reasonably determined in good faith by the Board of Directors of the Company.

5. Adjustments. The number and kind of securities or other property purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of any of the following events:

(a) Subdivisions and Combinations. If the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, (i) the number of shares purchasable under this Warrant shall be proportionately increased and, conversely, in case the Common Stock of the Company shall be combined into a smaller number of shares, the number of shares purchasable hereunder shall be proportionately reduced, and (ii) the Exercise Price shall be proportionately decreased in the case of a subdivision and proportionately decreased in the case of a combination..

(b) Dividends. If the Company shall declare a dividend on its Common Stock payable in stock or other securities of the Company or of any other corporation, or in cash or other property, to holders of record of Common Stock as of a date prior to the date of exercise of the Warrants, the Holder shall, without additional cost, be entitled to receive upon the exercise of the Warrants, in addition to the Common Stock to which the Holder is otherwise entitled upon such exercise, the number of shares of stock or other securities, cash or property that the Holder would have been entitled to receive if the Holder had been a holder of the number of shares of Common Stock that the Holder actually receives upon exercise of this Warrant on such record date.

(c) Reorganizations or Reclassifications. In case of any capital reorganization or reclassification of the Common Stock, or the consolidation or merger of the Company with or into another corporation, or any sale of all or substantially all of the Company’s property or assets, or any liquidation of the Company, the Holder, upon the exercise of this Warrant, shall receive, in lieu of any shares of Common Stock, the proportionate share of all stock, securities or other property issued, paid or delivered for or on all of the Common Stock as is allocable to the shares of Common Stock then exercisable under this Warrant.

(d) Notification. Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant is adjusted as provided in this section, the Company will promptly, and in any case at least 10 days prior to the record date or effective date of such action, as applicable, deliver to holders of Warrants, by first-class, postage prepaid mail, a brief summary of the number and kind of securities or other property purchasable upon exercise of the Warrant as so adjusted, state that such adjustments in the number or kind of shares or other securities or property conform to the requirements of this section, and set forth a brief statement of the facts accounting for such adjustments; provided, however, that failure to file or to give any notice required under this subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this section.

(e) Definition of “Common Stock.” For the purpose of this section, the term “Common Stock” shall mean (i) the Common Stock or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this section, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this section, and all other provisions of this Warrant, with respect to the Common Stock, shall apply on like terms to any such other shares.

6. Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Shares, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the common stock is not at the time publicly traded and the owner of the same is the initial Holder or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender or cancellation thereof, the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Shares.

7. Reduction of Exercise Price Below Par Value. Before taking any action that would cause an adjustment pursuant to Section 5 reducing the portion of the Exercise Price required to purchase one share of capital stock below the then par value (if any) of a share of such capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such capital stock.

8. Taxes. The issuance of any Common Stock or other certificate upon the exercise of this Warrant shall be made without charge to the registered Holder hereof, or for any tax in respect of the issuance of such certificate, unless such tax is imposed by law upon the Holder (including, without limitation, Federal, state or local income taxes), in which case such taxes shall be paid by the Holder. The obligations of the parties under this section shall survive any redemption, repurchase or acquisition of this Warrant or the Common Stock issued upon exercise of this Warrant by the Company, and any cancellation or termination of this Warrant.

9. Transfer. This Warrant and all rights hereunder are transferable, as to all or any part of the number of shares of Common Stock purchasable upon its exercise, by the Holder hereof in person or by its duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the “Assignment Form” attached hereto duly executed. The Company shall deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company shall, at the time of surrender of this Warrant, issue to the transferee a Warrant covering the number of shares of Common Stock transferred and to the transferor a Warrant covering the number of shares not transferred.

10. No Fractional Shares. No fractional shares of Common Stock shall be issued upon the exercise of this Warrant and, in lieu thereof, any fractional shares shall be rounded down to the nearest whole.

11. Applicable Law. THIS WARRANT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF. EACH OF THE PARTIES HEREBY SUBMITS TO PERSONAL JURISDICTION AND WAIVES ANY OBJECTION AS TO VENUE IN THE STATE OF DELAWARE. SERVICE OF PROCESS ON THE PARTIES IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF MAILED TO THE PARTIES IN ACCORDANCE WITH SECTION 7.10 OF THE AGREEMENT. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS HEREUNDER.

12. Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of, and be binding upon, the successors and assigns of the Holder hereof and shall be enforceable by any such Holder. In the event this Warrant is sold, transferred or assigned, the transferor will give written notice to the Company within fifteen (15) days following such sale, transfer or assignment and in such notice designate the name and address of the transferee.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and issued on its behalf.

DATED as of May 27, 2003.

AXTIVE CORPORATION,
a Delaware corporation

By:	/s/ DAVID N. PILOTTE
Name:	David N. Pilotte
Title:	Vice President

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                  shares of Common Stock of Axtive Corporation, a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                          whose address is                                              , and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

DATED:                     ,

By:
Name:
Title:

Address:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares Common Stock

and does hereby irrevocably constitute and appoint as Attorney                                  to register such transfer on the books of                                  maintained for the purpose, with full power of substitution in the premises.

DATED:                 ,         .

By:
Name:
Title:

NOTICE:	The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

ACKNOWLEDGMENT BY ASSIGNEE

The undersigned Assignee hereby acknowledges receipt of the Warrant Agreement, and agrees to be bound by its terms.

By:
Name:
Title: